Exhibit 99.3

[Dealer address]

June 6, 2019

To:	Coupa Software Incorporated

1855 South Grant Street

San Mateo, CA 94402

Attention:           VP & General Counsel

Email:                 legalnotices@coupa.com

Telephone No.:   (650) 931-3200

Re:	[Base][Additional] Call Option Transaction

Reference is made to the letter agreement, dated as of January [11][16], 2018, confirming the terms and conditions of that certain [base][additional] call option transaction (the “Transaction”) entered into between [                    ] (“Dealer”) and Coupa Software Incorporated (“Counterparty”) as of the “Trade Date” specified therein (as amended and supplemented from time to time, the “Confirmation”). Any capitalized term used herein and not expressly defined herein has the meaning assigned to it in the Confirmation.

Each of Dealer and Counterparty, intending to be legally bound, hereby acknowledges and agrees that:

1. The provision of the Confirmation set forth opposite the caption “Multiple Exercise” is hereby amended by inserting, after the words “Applicable, as described under”, the words ““Exercise on Conversion Dates” and”.

2. The caption “Automatic Exercise” in the Confirmation is hereby amended to “Exercise on Conversion Dates” and the provision set forth opposite such caption is hereby restated in its entirety as follows:

“Notwithstanding Section 3.4 of the Equity Definitions, (i) on each Conversion Date occurring on or after the Free Convertibility Date in respect of which a Notice of Conversion that is effective as to Counterparty has been delivered by the relevant converting Holder, a number of Options equal to [(x)] the number of Convertible Notes in denominations of USD 1,000 as to which such Conversion Date has occurred [minus (y) the number of Options that are or are deemed to be automatically exercised on such Conversion Date under the Base Call Option Transaction Confirmation letter agreement dated January 11, 2018 between Dealer and Counterparty (the “Base Call Option Confirmation”),] shall be deemed to be automatically exercised. If Counterparty has provided a Notice of Exercise to Dealer in accordance with “Notice of Exercise” below with respect to such Options, any such Options outstanding as of 5:00 p.m. (New York City Time) on the Expiration Date shall be deemed to be automatically exercised as described under “Notice of Exercise” below. If Counterparty has not provided such Notice of Exercise to Dealer in accordance with “Notice of Exercise” below, such Options shall be deemed to be automatically exercised as described under “Automatic Exercise” below.

Notwithstanding the foregoing, in no event shall the number of Options that are exercised or deemed exercised hereunder exceed the Number of Options.”

3. The Confirmation is hereby amended by inserting, immediately after the provision set forth in Section 2 above, the following:

“Automatic Exercise:	Notwithstanding Section 3.4 of the Equity Definitions or anything to the contrary in this Confirmation, unless Counterparty notifies Dealer in writing prior to 5:00 p.m. (New York City time) on the Expiration Date that it does not wish Automatic Exercise to occur, all Options then outstanding as of 5:00 p.m. (New York City time) on the Expiration Date (other than any Options for which Dealer has received a Notice of Exercise in accordance with “Notice of Exercise” below) will be deemed to be automatically exercised with Net Share Settlement applicable to such deemed exercise.”

4. The provision of the Confirmation set forth opposite the caption “Notice of Exercise” is hereby amended as follows:

(a)	in the second and third lines thereof, replacing the words “or under “Automatic Exercise” above, in order to” with “, Counterparty may”;

(b)	in the fifth line thereof, replacing the words “, Counterparty must notify” with “by notifying”; and

(c)	deleting the words from and including “notwithstanding the foregoing” in the tenth line thereof through and including the words “provided further, that” in their entirety.

5. The provision of the Confirmation set forth opposite the caption “Market Disruption Event” is hereby amended by replacing the words “Scheduled Valid Day for the Shares” with “Exchange Business Day”.

6. Section 10(i)(i) of the Confirmation is hereby amended as follows:

(a)

by replacing the words from and including “a “Notice of Conversion” (as defined in the Indenture)” in the second line thereof through and including the words “and the anticipated settlement date, and” with the words “Counterparty has delivered an Early Unwind Notice (as defined below): (A)”;

(b)	by replacing all instances of the term “Early Conversion Notice” with the term “Early Unwind Notice”; and

(c)	in clause (B) thereof, immediately after the words “(x) the number of Affected Convertible Notes”, inserting the words “(as defined below)”.

7. Section 10(i)(iii) of the Confirmation is hereby amended as follows:

(a)	in the second line thereof, by replacing the word “shall” with the word “may”; and

(b)

in the eighth line thereof, by inserting immediately after the words “delivery of such Repayment Notice”, the words “and shall remake the representation set forth in Section 8(f) as of the date of such Repayment Notice.”.

8. The Confirmation is hereby amended as follows:

(a)	by inserting, immediately after Section 10(w), the following provision (which is to become Section 10(x)):

“Early Conversion Notice. Upon any Early Conversion in respect of which a “Notice of Conversion” (as defined in the Indenture) that is effective as to Counterparty has been delivered by the relevant converting Holder, Counterparty shall, within five Scheduled Trading Days of the “Conversion Date” (as defined in the Indenture) for such Early Conversion, provide written notice (an “Early Conversion Notice”) to Dealer specifying the number of Convertible Notes surrendered for conversion on such Conversion Date (such Convertible Notes, the “Affected Convertible Notes”) and the anticipated settlement date. In such Early Conversion Notice, Counterparty may elect, in its sole discretion, not to terminate the Affected Number of Options; provided that absent such an election, such Early Conversion Notice shall be deemed to be an “Early Unwind Notice”.”;

(b)	by advancing every subsequent section forward as appropriate (for example, Section 10(y) is to become Section 10(z), Section 10(z) is to become Section 10(aa), and so on);

(c)	by replacing the references to “Section 10(y)” with references to “Section 10(z)” in:

(i)	the third line of the provision set forth opposite the caption “Potential Adjustment Events”;

(ii)	the fourth line of the provision set forth opposite the caption “Method of Adjustment”;

(iii)	the fourth line of the provision set forth opposite the caption “Consequences of Merger Events / Tender Offers”;

(iv)	the first line of Section 10(j)(i); and

(v)	the section that is to become Section (z) (“Other Adjustments Pursuant to the Equity Definitions”) after giving effect to clause (b) above; and

(d)

in the sixth line of Section 10(e)(i)(E), by replacing the reference to “Section 10(bb)” with a reference to “Section 10(cc)”, and in the seventh line of Section 10(e)(i)(E), by replacing the reference to “Section 10(ee)” with a reference to “Section 10(ff)”.

9. In the event of any inconsistency between provisions of the Confirmation and this letter agreement, this letter agreement will prevail. Each of Counterparty and Dealer hereby confirms that the terms of the Transaction set forth in the Confirmation otherwise remain in effect.

10. This letter agreement constitutes the entire agreement and understanding of the parties with respect to the matters set forth above. All prior discussions and agreements between the parties are merged herein.

11. This letter agreement and all matters arising in connection with this letter agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

12. With respect to any suit, action or proceedings relating to any dispute arising out of or in connection with the Transaction (“Proceedings”), each party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party, and (iii) agrees, to the extent permitted by applicable law, that the bringing of Proceedings in any one or more jurisdictions will not preclude the bringing of Proceedings in any other jurisdiction.

13. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to the Transaction. Each party (i) certifies that no representative, agent or attorney of either party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into the Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

14. This letter agreement (and any amendment, modification and waiver in respect of it) may be executed and delivered in counterparts, each of which will be deemed an original.

[Remainder of page left blank intentionally.]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this letter agreement and returning it to Dealer.

Very truly yours,

[ ]

By:
Authorized Signatory
Name:

Accepted and confirmed

as of the date first mentioned above:

Coupa Software Incorporated

By:
Authorized Signatory
Name:

[Signature Page to [Base][Additional] Side Letter Amendment]